UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 22, 2006

 Bayview Financial Mortgage Pass-Through Trust 2006-C
(Issuing Entity)

           Bayview Financial Securities Company, LLC
(Exact Name of Depositor as Specified in its Charter)

                            Bayview Financial, L.P.
(Exact Name of Sponsor as Specified in its Charter)

           Bayview Financial Securities Company, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-122059	56-2336517
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Ponce de Leon Boulevard, 4th Floor Coral Gables, Florida	33146
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (305) 341-5632

                                                     No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on July 14, 2006, the sponsor, Bayview Financial, L.P. (“BFLP”) received a letter from the Securities and Exchange Commission (the “Commission”) indicating that the staff of the Commission had commenced an inquiry with respect to BFLP. On December 21, 2006, the staff of the Commission notified BFLP that the inquiry had been concluded, and that the staff will not recommend any enforcement action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC

By:  /s/ Brian E. Bomstein
Name: Brian E. Bomstein
Title: Vice President

Dated:  December 22, 2006